Federated Hermes Floating Rate Strategic Income Fund
A Portfolio of Federated Hermes Income Securities Trust
CLASS A1 SHARES (TICKER FFRFX)

SUPPLEMENT TO SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 31, 2023
On August 11, 2023, the Board of Trustees (the “Board”) of Federated Hermes Income Securities Trust approved a Plan of Conversion for the Class A1 Shares of the Federated Hermes Floating Rate Strategic Income Fund (the “Fund”) pursuant to which the Class A1 Shares of the Fund will be converted into the Fund’s existing Class A Shares on or about December 1, 2023, resulting in the closure and termination of the Fund’s Class A1 Shares. In approving the conversion, the Board determined that the conversion of the Class A1 Shares into Class A Shares is in the best interest of the shareholders of the Class A1 Shares.
Pursuant to the Plan of Conversion, Class A1 shareholders will automatically receive shares of Class A Shares in exchange for their Class A1 Shares without any fee, load or charge to the shareholder, including any contingent deferred sales charges, on or about December 1, 2023. Future purchases of Class A Shares will be at the applicable sales load schedule. Shareholders should consult their Fund’s prospectus for additional information regarding Class A Shares sales loads and other expenses.
The conversion will occur on a tax-free basis. The cash value of a shareholder’s investment will not change as a result of the share class conversion. Class A1 shareholders will receive Class A Shares with a total dollar value equal to the total dollar value of the Class A1 Shares owned at the time of conversion. With respect to the Fund, the Class A Shares into which shareholders will be converted currently offer the same total net expense ratio as the Class A1 Shares.
No action is required by shareholders to effect the conversion. There will be no disruption to their accounts.
Please delete all references to Class A1 Shares effective as of December 1, 2023.
August 15, 2023

Federated Hermes Floating Rate Strategic Income Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q456052 (8/23)
© 2023 Federated Hermes, Inc.